Exhibit 99.1

Omnicell Announces Proposed Private Placement of $150 Million of Convertible Senior Notes

FORT WORTH, Texas – November 18, 2024 – Omnicell, Inc. (NASDAQ: OMCL) (“Omnicell”) today announced that it intends to offer, subject to market conditions and other factors, $150.0 million aggregate principal amount of Convertible Senior Notes due 2029 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Omnicell also intends to grant the initial purchasers of the notes an option to purchase, during a 13-day period beginning on, and including, the first date on which the notes are issued, up to an additional $22.5 million aggregate principal amount of notes.

The notes will be general unsecured, senior obligations of Omnicell, will accrue interest payable semiannually in arrears and will mature on December 1, 2029, unless earlier converted, redeemed or repurchased. Upon conversion, Omnicell will pay cash up to the aggregate principal amount of the notes to be converted and pay or deliver, as the case may be, cash, shares of Omnicell’s common stock or a combination of cash and shares of Omnicell’s common stock, at Omnicell’s election, in respect of the remainder, if any, of Omnicell’s conversion obligation in excess of the aggregate principal amount of the notes being converted. The interest rate, initial conversion rate, redemption or repurchase rights and other terms of the notes will be determined at the time of pricing of the offering.

Omnicell expects to use a portion of the net proceeds from the offering to pay the cost of the convertible note hedge transactions described below (after such cost is partially offset by the proceeds to Omnicell from the sale of warrants in the warrant transactions described below). In addition, Omnicell expects to use the remaining net proceeds from the offering, together with cash on hand, to repurchase for cash up to $400.0 million aggregate principal amount of Omnicell’s outstanding 0.25% Convertible Senior Notes due 2025 (the “2025 notes”) as described below. If the initial purchasers exercise their option to purchase additional notes, Omnicell expects to sell additional warrants to the option counterparties and use a portion of the net proceeds from the sale of the additional notes, together with the proceeds from the sale of additional warrants, to enter into additional convertible note hedge transactions and the remaining net proceeds for repurchases of the 2025 notes or for working capital and other general corporate purposes.

In connection with the pricing of the notes, Omnicell expects to enter into convertible note hedge transactions with one or more of the initial purchasers or their respective affiliates and/or other financial institutions (the “option counterparties”). Omnicell also expects to enter into warrant transactions with the option counterparties. The convertible note hedge transactions are expected generally to reduce the potential dilution to Omnicell’s common stock upon any conversion of notes and/or offset any cash payments Omnicell is required to make in excess of the principal amount of converted notes, as the case may be. However, the warrant transactions could separately have a dilutive effect on Omnicell’s common stock to the extent that the market price per share of Omnicell’s common stock exceeds the strike price of the warrants. If the initial purchasers exercise their option to purchase additional notes, Omnicell expects to enter into additional convertible note hedge transactions and additional warrant transactions with the option counterparties.

In connection with establishing their initial hedges of the convertible note hedge and warrant transactions, Omnicell expects the option counterparties or their respective affiliates to enter into various derivative transactions with respect to Omnicell’s common stock and/or purchase shares of Omnicell’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Omnicell’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Omnicell’s common stock and/or purchasing or selling Omnicell’s common stock or other securities of Omnicell in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so in connection with any conversion, redemption or repurchase of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Omnicell’s common stock or the notes, which could affect a noteholder’s ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares of Omnicell’s common stock, if any, and value of the consideration, if any, that a noteholder will receive upon conversion of the notes.

Concurrently with the pricing of the notes in the offering, Omnicell expects to enter into one or more separate and individually negotiated transactions with certain holders of the 2025 notes to repurchase for cash up to $400.0 million aggregate principal amount of its 2025 notes (the “note repurchases”). The terms of the note repurchases are anticipated to be individually negotiated with each holder of the 2025 notes and will depend on several factors, including the market price of Omnicell’s common stock and the trading price of the 2025 notes at the time of such note repurchases. No assurance can be given as to how much, if any, of the 2025 notes will be repurchased or the terms on which they will be repurchased. Omnicell expects to negotiate the note repurchases through one of the initial purchasers and/or its affiliate. This press release is not an offer to repurchase the 2025 notes and the offering of the notes is not contingent upon the repurchase of the 2025 notes. Omnicell may also repurchase additional outstanding 2025 notes following the completion of the offering.

Omnicell expects that holders of the 2025 notes that are repurchased by Omnicell as described above may enter into or unwind various derivatives with respect to Omnicell’s common stock (including entering into derivatives with one or more of the initial purchasers in the offering or their respective affiliates) and/or purchase or sell shares of Omnicell’s common stock concurrently with or shortly after the pricing of the notes.

In connection with the issuance of the 2025 notes, Omnicell entered into convertible note hedge transactions (the “existing convertible note hedge transactions”) and warrant transactions (the “existing warrant transactions” and, together with the existing convertible note hedge transactions, the “existing call spread transactions”) with one of the initial purchasers and certain financial institutions (the “existing counterparties”). To the extent Omnicell repurchases any 2025 notes, it may enter into agreements with the existing counterparties concurrently with or shortly after the pricing of this offering to unwind a portion of the existing convertible note hedge transactions in a notional amount corresponding to the principal amount of the 2025 notes so repurchased. In addition, Omnicell may enter into agreements with the existing counterparties concurrently with or shortly after the pricing of this offering to unwind a portion of the existing warrant transactions with respect to a number of shares of Omnicell’s common stock equal to the notional shares underlying such 2025 notes so repurchased.

In connection with such terminations and the related unwinding of the existing hedge position of the existing counterparties with respect to such transactions, such existing counterparties and/or their respective affiliates may sell shares of Omnicell’s common stock in secondary market transactions and/or unwind various derivative transactions with respect to Omnicell’s common stock concurrently with or shortly after the pricing of the notes.

The repurchases of the 2025 notes and any unwind of the existing call spread transactions described above, and the potential related market activities by holders of the 2025 notes that are repurchased by Omnicell and the existing counterparties, as applicable, could increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of Omnicell’s common stock, which may affect the trading price of the notes offered in the offering at that time and, to the extent effected concurrently with the pricing of this offering, the initial conversion price of the notes. Omnicell cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes offered in the offering or its common stock.

Neither the notes, nor the shares of Omnicell’s common stock issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons, absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation of an offer to buy or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Omnicell

Since 1992, Omnicell has been committed to transforming pharmacy care through outcomes-centric innovation designed to optimize clinical and business outcomes across all settings of care. Through a comprehensive portfolio of robotics, smart devices, intelligent software, and expert services, Omnicell solutions are helping healthcare facilities worldwide to reduce costs, improve labor efficiency, establish new revenue streams, enhance supply chain control, support compliance, and move closer to the industry vision of the Autonomous Pharmacy.

Forward-Looking Statements

This press release contains “forward-looking” statements that involve risks and uncertainties, including statements concerning the proposed terms of the notes, the convertible note hedge and warrant transactions, the note repurchases and the unwind of the existing call spread transactions, the completion, timing and size of the proposed offering of the notes and the convertible note hedge and warrant transactions, the anticipated use of proceeds from the offering, including the proposed note repurchases, and the potential impact of the foregoing or related transactions on dilution to holders of Omnicell’s common stock, and the market price of Omnicell’s common stock or the notes or the conversion price of the notes. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual events to differ materially from Omnicell’s plans. These risks include, but are not limited to, market risks, trends and conditions, Omnicell’s ability to complete the proposed offering on the expected terms, or at all, whether Omnicell will be able to satisfy closing conditions related to the proposed offering, whether and on what terms Omnicell may repurchase any of the 2025 notes, changes in the structure or terms of the convertible note hedge and warrant transactions, changes in the structure or terms of the unwind of the existing call spread transactions and unanticipated uses of capital and those risks included in the section titled “Risk Factors” in Omnicell’s Securities and Exchange Commission (“SEC”) filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2023 and other filings that Omnicell makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. All forward-looking statements contained in this press release speak only as of the date on which they were made. Omnicell undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Contact

Kathleen Nemeth

Senior Vice President, Investor Relations

650-435-3318

Kathleen.Nemeth@omnicell.com